EXHIBIT NO. EX-99.g.1.d

                                    AMENDMENT

                                 [JPMORGAN LOGO]

JPMORGAN CHASE BANK
4 New York Plaza
New York, NY   10004

March __, 2006

UBS Relationship Funds
One North Wacker Drive
Chicago, IL 60606

         RE: AMENDMENT TO THE MULTIPLE SERVICES AGREEMENT SECURITIES LENDING AUTHORIZATION DATED JULY 15, 1997 - ADDITION OF SERIES ON SCHEDULE A

Dear Sirs:

We refer to the Amendment to the Multiple Services Agreement Securities Lending Authorization dated July 15, 1997 (the "Securities Lending Authorization") between JPMorgan Chase Bank (the "Custodian"), as successor to the Morgan Stanley Trust Company, and UBS Relationship Funds (the "Client"). The parties hereby agree as follows:

         1. Schedule A is replaced in its entirety with Schedule A attached hereto.

The Multiple Services Agreement, as amended by this letter amendment, shall continue in full force and effect.

Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Brian Fitzgerald, J.P. Morgan Investor Services Co., 73 Tremont St., Boston, MA 02108.

                                             Very truly yours,

                                             JPMORGAN CHASE BANK

                                             By: _________________________
                                             Name:
                                             Title:
Accepted and Agreed:

UBS RELATIONSHIP FUNDS

By: _________________________
Name:
Title:
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
                                                                      SCHEDULE A

                                                                  MAXIMUM PERMISSIBLE              MAXIMUM PERMISSIBLE
                                                                   LOAN PERCENTAGE -                 LOAN PERCENTAGE -
ACCOUNT                                                               TOTAL FUND                        SINGLE ISSUE
-------
UBS RELATIONSHIP FUNDS
UBS Global Securities Relationship Fund                          33 1/3% of total assets
UBS U.S. Large-Cap Equity Value Relationship Fund                33 1/3% of total assets
UBS Global Aggregate Bond Relationship Fund                      33 1/3% of total assets
UBS U.S. Cash Management Prime Relationship Fund                 33 1/3% of total assets
UBS U.S. Core Plus Relationship Fund                             33 1/3% of total assets
UBS U.S. Large Cap Equity Relationship Fund                      33 1/3% of total assets
UBS Large-Cap Select Equity Relationship Fund                    33 1/3% of total assets
UBS U.S. Intermediate Cap Equity Relationship Fund               33 1/3% of total assets
UBS Small-Cap Equity Relationship Fund                           33 1/3% of total assets
UBS International Equity Relationship Fund                       33 1/3% of total assets
UBS U.S. Bond Relationship Fund                                  33 1/3% of total assets
UBS Short Duration Relationship Fund                             33 1/3% of total assets
UBS Short-Term Relationship Fund                                 33 1/3% of total assets
UBS Emerging Markets Equity Relationship Fund                    33 1/3% of total assets
UBS Enhanced Yield Relationship Fund                             33 1/3% of total assets
UBS U.S. Treasury Inflation Protected Securities
  Relationship Fund                                              33 1/3% of total assets
UBS High Yield Relationship Fund                                 33 1/3% of total assets
UBS Emerging Markets Debt Relationship Fund                      33 1/3% of total assets
UBS U.S. Securitized Mortgage Relationship Fund                  33 1/3% of total assets
UBS Opportunistic Emerging Markets Debt
  Relationship Fund                                              33 1/3% of total assets
UBS Opportunistic High Yield Relationship Fund                   33 1/3% of total assets
UBS Corporate Bond Relationship Fund                             33 1/3% of total assets
UBS All Country World Ex US Equity Relationship Fund             33 1/3% of total assets
UBS Absolute Return Investment Grade Bond
  Relationship (Formerly, UBS Absolute Return
  Bond Relationship Fund)                                        33 1/3% of total assets
UBS Emerging Markets Equity Completion Relationship Fund         33 1/3% of total assets
UBS U.S. Small-Mid Cap Core Relationship Fund                    33 1/3% of total assets
UBS U.S. Small-Mid Cap Growth Equity Relationship Fund           33 1/3% of total assets
UBS U.S. Equity Alpha Relationship Fund                          33 1/3% of total assets
UBS Global Equity Relationship Fund                              _______ of total assets
UBS U.S. Smaller Cap Equity Completion Relationship Fund         _______ of total assets

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
UBS Global ex U.S. Smaller Cap Equity
  Completion Relationship Fund                                  _______ of total assets
UBS U.S. Large Cap Growth Equity Relationship Fund              _______ of total assets
UBS U.S. Large-Cap Select Growth Equity Relationship Fund       _______ of total assets
UBS Absolute Return Bond Relationship Fund                      _______ of total assets
UBS Global (ex-US) Bond Relationship Fund                       _______ of total assets
* U.S. Equity Securities                                                                                    80%
* All other Securities                                                                                     100%